EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report on Form 10-Q of MKS Instruments, Inc. (the “Company”) for the period ended March 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Leo Berlinghieri, Chief Executive Officer and President of the Company, and Ronald C. Weigner, Vice President, Chief Financial Officer & Treasurer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on his knowledge:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 7, 2009	/s/ Leo Berlinghieri
Leo Berlinghieri
Chief Executive Officer and President

Dated: May 7, 2009	/s/ Ronald C. Weigner
Ronald C. Weigner
Vice President, Chief Financial Officer & Treasurer